Exhibit 10.2

AGREEMENT

AGREEMENT dated this __ day of October 2010, by and between EXCLUSIVE BUILDING SERVICES, INC. (hereinafter “EBS”), a Nevada Corporation, with offices located at 914 Park Knoll Lane, Katy, Texas 77450 and PATRICIA G. SKARPA, President of EBS.

The parties hereto agree and acknowledge that by virtue of PATRICIA G. SKARPA’S other business activities as described in EBS’ Form S-1 Registration Statement, certain potential conflicts of interest may arise.

In an effort to resolve such potential conflicts of interest, we have entered into this written agreement with PATRICIA G. SKARPA:

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any business opportunities that PATRICIA G. SKARPA may become aware of independently or directly through his association with us would be presented by him solely to us;

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any business opportunities disclosed to PATRICIA G. SKARPA by the management of other entities would not be presented by him to us if so requested by them;

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any business opportunities disclosed to PATRICIA G. SKARPA by us would not be presented by him to any other entity, unless and until we passed upon same; and

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in the event that the same business opportunity is presented to PATRICIA G. SKARPA by both us and any other business entity, he shall only render his services to the business entity that first disclosed such business opportunity to him.

The above constitutes the entire Agreement between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the __ day of October 2010.

EXCLUSIVE BUILDING SERVICES, INC.

By: /s/ PATRICIA G. SKARPA

PATRICIA G. SKARPA, PRESIDENT

By: /s/ PATRICIA G. SKARPA

PATRICIA G. SKARPA, INDIVIDUALY